EXHIBIT 10.13

AMENDMENT TO MGM MIRAGE RESTRICTED STOCK UNITS

AGREEMENTS

This Amendment (this “Amendment”) is made and entered into as of June 30, 2011, between Daniel J. D’Arrigo (the “Employee”) and MGM Resorts International (formerly MGM MIRAGE), a Delaware corporation (the “Company”).

WHEREAS, on each of (i) October 13, 2008, (ii) October 5, 2009 and (iii) October 4, 2010 the Company granted Restricted Stock Units (as defined in the October 13, 2008 RSU Agreement, the October 5, 2009 RSU Agreement or the October 4, 2010 RSU Agreement (each, as defined below), as applicable) to the Employee under the Company’s Amended and Restated 2005 Omnibus Incentive Plan (the “Incentive Plan”) and a Restricted Stock Units Agreement (the “October 13, 2008 RSU Agreement”, the “October 5, 2009 RSU Agreement” or the “October 4, 2010 RSU Agreement,” as applicable, and collectively, the “RSU Agreements”);

WHEREAS, on the date of grant of each of the Restricted Stock Units, the Employee had previously entered into that certain Employment Agreement entered into as of September 10, 2007, by and between MGM Mirage and the Employee, as amended effective as of January 1, 2009 (the “Employment Agreement”) which contained certain terms relating to the Restricted Stock Units;

WHEREAS, the Company has determined that the RSU Agreements did not reflect the Company’s intent with respect to the treatment of Restricted Stock Units upon certain terminations of employment of the Employee; and

WHEREAS, the Company and the Employee desire to modify the terms of the Restricted Stock Units by amending the RSU Agreements;

NOW THEREFORE, the Company hereby amends the RSU Agreements as follows:

1. A new Section shall be added to the RSU Agreements as the last Section appearing prior to the signature page of the RSU Agreements which shall read as follows:

“Other Vesting. Notwithstanding anything to the contrary contained in this Agreement, the Employment Agreement entered into as of September 10, 2007, by and between MGM Mirage and the Participant, as amended effective as of January 1, 2009 (the “Employment Agreement”) or otherwise:

A. any continued vesting of the Restricted Stock Units which the Participant may be eligible to receive under Section 10.2.1 of the Employment Agreement shall continue for the shorter of twelve (12) months from the date the Participant is placed in an inactive status or the remaining period of the Specified Term (as such term (or, if no such term is used, any similar term) is defined in the Participant’s employment agreement with the Company or any of its affiliates (including, without limitation, any Parent or Subsidiary) in effect as of the applicable date of determination (the “Current Employment Agreement”)) if the Participant remains in inactive status for such period and, for the avoidance of doubt, any Restricted Stock Units that become vested in accordance with this section will be paid to the Participant within 30 days following the vesting dates set forth in Section 3.1, subject to any provision of this Agreement and/or the Employment Agreement which may delay such payment pursuant to the requirements of Code Section 409A.

B. for the avoidance of doubt, any Restricted Stock Units that become vested pursuant to Section 10.5 of the Employment Agreement will be paid to the Participant within 30 days following the date the Restricted Stock Units vest, subject to any provision of this Agreement and/or the Employment Agreement which may delay such payment pursuant to the requirements of Code Section 409A.”

2. Except as specifically amended hereby, the RSU Agreements shall remain in full force and effect as originally executed.

3. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Amendment to MGM Mirage Restricted Stock Units Agreements is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

MGM RESORTS INTERNATIONAL

By:	/s/ John M. McManus
	Name:	John M. McManus
	Title:	Executive Vice President, General Counsel & Secretary

AMENDMENT TO DANIEL J. D’ARRIGO RSUs AGREEMENTS COVERING OCTOBER 13, 2008, OCTOBER 5, 2009 AND OCTOBER 4,

2010 RSUs GRANTS

IN WITNESS WHEREOF, this Amendment to MGM Mirage Restricted Stock Units Agreements is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

/s/ Daniel J. D’Arrigo
Daniel J. D’Arrigo

AMENDMENT TO DANIEL J. D’ARRIGO RSUs AGREEMENTS COVERING OCTOBER 13, 2008, OCTOBER 5, 2009 AND OCTOBER 4,

2010 RSUs GRANTS